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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) June 22,  1998

                        Home Equity Securitization Corp.
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             (Exact name of registrant as specified in its charter)

North Carolina                                        333-44409                             56-2064715
-----------------------------                     ---------------                          ------------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                                    Identification No.)


            301 South College Street                                                    28202-6001
            Charlotte, North Carolina                                                ----------------
    (Address of Principal Executive Offices)                                            (Zip Code)


     Registrant's telephone number, including area code  (704) 374-4868
                                                       ----------------------------


                                    No Change
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          (Former name or former address, if changed since last report)


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  Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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  (a)      Not applicable


  (b)      Not applicable

  (c)      Exhibit 25.1.  Form T-1 Statement of Eligibility.

                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                        HOME EQUITY SECURITIZATION CORP.
                             as Depositor and on behalf of First Greensboro Home Equity Loan Trust 1998-1
                        Registrant


                                By: /s/ Wallace Saunders
                                   --------------------------------------------
                                   Name: Wallace Saunders
                                   Title: Assistant Vice President



Dated:  June 22, 1998

                                  EXHIBIT INDEX
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Exhibit No.               Description
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Exhibit 25.1.             Form T-1 Statement of Eligibility




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